SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                   March 10, 2005
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                                    GWIN, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Delaware                 000-24520             04-3021777
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


             5092 South Jones Boulevard, Las Vegas, Nevada 89118
           -------------------------------------------------------
           Address of Principal Executive Offices         Zip Code



                                (702) 967-6000
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


















ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On March 10, 2005, Timothy Whalley advised the Company that he was resigning his position as a director of the Company for personal reasons. His resignation was effective immediately.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GWIN, INC.



Dated:  March 14, 2005               By:/s/ Jeff Johnson
                                        Jeff Johnson, CFO